T. Rowe Price
Equity Income Portfolio

Semiannual Report

June 30, 1999


Dear Investor

The broad stock market and the Equity Income Portfolio advanced strongly during the first half of 1999. Continued corporate earnings growth and a healthier global outlook, particularly among some of last year's weaker economies, combined to offset the negative effects of rising interest rates over the last six months. Good overall economic news, high investor confidence, and trust in the Federal Reserve's ability to take the proper preemptive action against potentially higher inflation provided solid support for equities.

Performance Comparison

Periods Ended 6/30/99                            6 Months           12 Months
--------------------------------------------------------------------------------

Equity Income Portfolio                            12.36%              15.25%

S&P 500                                            12.38               22.76

Lipper Variable Annuity
Underlying Equity Income
Funds Average                                      10.75               15.82


     For the six months ended June 30, the fund posted a strong 12.36% return, in line with the unmanaged Standard & Poor's 500 Stock Index and comfortably exceeding the Lipper Variable Annuity Underlying Equity Income Funds Average. We are pleased with this performance, particularly considering the conservative nature of the fund's investment approach. The last three months were particularly beneficial as value stocks, which make up the majority of fund holdings, rebounded nicely.

     For the last 12 months, the fund provided a return of 15.25%, close to that of the universe of equity income funds but behind the S&P 500. The Portfolio provided good downside protection during last year's turbulent third quarter and posted sound results in the first half of 1999 when investors shifted their attention to the cyclical and value stocks in which we invest.


DIVIDEND DISTRIBUTIONS

     Your Board of Directors declared a second quarter income dividend of $0.10 per share, bringing your 1999 income distribution total to $0.19 per share. This distribution was paid on June 29 to shareholders of record on June 25.


PORTFOLIO STRATEGY

     The strong stock market environment during the first half of 1999 was profitable for many of our holdings. In our annual report, we discussed many of last year's market trends that were not particularly favorable for our investment approach. However, during the past six months new trends came into play that benefited fund investments. While value characteristics such as low price/earnings ratios and high dividend yields were penalized in 1998, they returned to favor in the most recent period. Companies with exposure to the cyclical nature of the economy or to commodities suddenly sprang to life largely because of the expectation of an upturn in international economies that had suffered last year. The share price of Georgia-Pacific advanced to levels where we felt the upside potential was somewhat limited. We eliminated that position and used the proceeds to take advantage of new investment opportunities.

     Several stocks that recently did well, such as Tyco International, AMP, and AT&T, had been successful for us over the last several years, and we sold either all or part of these positions when their prices rose to less appealing levels. Our largest sale in the first half was AMP, which was acquired by Tyco at a substantial premium to our average cost.

     Among these new investments are Lockheed Martin, Campbell, Hershey Foods, Honeywell, Fort James, and Merck, all of which are successful enterprises that have hit what we believe to be temporary stumbling blocks. Their share prices have plummeted to attractive levels in our view, and their managements are working vigorously to improve earnings performance. In the case of Honeywell, we benefited more quickly than we anticipated when AlliedSignal announced its intention in June to acquire Honeywell at a significant premium to our purchase price.

     At the end of June, energy and utilities stocks accounted for 28% of portfolio assets, consumer nondurables 17%, financial stocks 16%, and 15% of assets were in capital equipment, process industries, and basic materials. The balance was diversified among several other industries. The narrow breadth of the market's advance over the past few years created a large universe of out-of-favor stocks with appealing valutions: in particular, low price/earnings ratios and relatively high dividend yields. The Financial Profile table (at right) demonstrates the degree to which the stocks we buy have below-average valuations. Our preference for high-yielding, lower P/E companies is evident and has been a consistent cornerstone of our investment approach since the fund commenced operations. Given the wide variations in performance among companies and sectors over the last two years, there is plenty of work to be done as we investigate new investment opportunities on your behalf.


SUMMARY AND OUTLOOK

     So far this year, we have been pleasantly surprised by the durability of the stock market's strength and resilience, particularly in the face of rising interest rates. We believe it will be difficult, but not impossible, for stocks to post such robust returns in the second half of 1999. Given historically high stock valuations and unrealistic investor expectations, we would not be surprised to see a bit of turbulence ahead. Nevertheless, whatever happens over the short term, our investment approach will remain constant. We will continue to emphasize investments in sound companies that may be out of favor in the short run but offer an attractive combination of good upside potential and relatively limited downside risk.

     As always, we appreciate your confidence in T. Rowe Price and your continued support.


     Respectfully submitted,


     Brian C. Rogers
     President and Chairman of the
     Investment Advisory Committee

     July 22, 1999


Financial Profile

                                                  Equity Income
As of 6/30/99                                         Portfolio      S&P 500
--------------------------------------------------------------------------------

Current Yield                                               2.4%         1.2%

Price/Book Ratio                                           3.8X         6.6X

Price/Earnings Ratio
(1999 estimated EPS)                                      19.3X        27.9X

Historical Beta
(based on monthly
returns for 5 years)                                       0.65         1.00


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

SBC Communications                                                    2.2%

Mellon Bank                                                           1.8

ALLTEL                                                                1.8

BP Amoco                                                              1.6

Exxon                                                                 1.6

GTE                                                                   1.5

American Home Products                                                1.5

International Paper                                                   1.5

Atlantic Richfield                                                    1.4

Pharmacia & Upjohn                                                    1.4

General Mills                                                         1.4

Dow Chemical                                                          1.4

Mobil                                                                 1.3

Chevron                                                               1.3

Citigroup                                                             1.3

Union Pacific                                                         1.3

Kimberly-Clark                                                        1.2

Texaco                                                                1.2

Bell Atlantic                                                         1.1

J.P. Morgan                                                           1.1

DuPont                                                                1.1

3M                                                                    1.1

Hewlett-Packard                                                       1.1

Norfolk Southern                                                      1.1

Philip Morris                                                         1.1
--------------------------------------------------------------------------------

Total                                                                34.4%
--------------------------------------------------------------------------------


Portfolio Highlights

Major Portfolio Changes

Six Months Ended 6/30/99
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Lockheed Martin*

Hershey Foods*

Campbell*

Honeywell*

Fort James*

Chubb

Abbott Laboratories

Merck*

Reynolds Metals

Eastman Kodak


LARGEST SALES (10)
--------------------------------------------------------------------------------

AMP**

BP Amoco

First Union**

AT&T

Georgia-Pacific**

Bausch & Lomb**

Tomkins**

GM

Waste Management

Tyco International**
--------------------------------------------------------------------------------

 * Position added
** Position eliminated


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


Equity Income Portfolio

                                                         Lipper Variable
                  Equity             S&P 500             Annuity Underlying
                  Income             Stock               Equity Income
                  Portfolio          Index               Funds Average

3/31/94           10,000             10,000              10,000

6/94              10,170             10,040              10,080

6/95              12,410             12,660              12,130

6/96              15,540             15,950              14,800

6/97              19,820             21,490              19,240

6/98              23,650             27,970              23,660

6/99              27,260             34,330              26,940


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Equity Income Portfolio

Periods Ended 6/30/99

                                                 Since       Inception
      1 Year      3 Years       5 Years      Inception            Date
--------------------------------------------------------------------------------

      15.25%       20.61%        21.80%         21.05%        3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Equity Income Portfolio
(Unaudited)

                                For a share outstanding throughout each period
        ------------------------------------------------------------------------

                     6 Months      Year                                 3/31/94
                        Ended     Ended                                 Through
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $  19.25  $  18.59  $  15.26  $  13.21  $  10.42  $ 10.00

Investment activities
  Net investment
  income                 0.19      0.39      0.40      0.42      0.44     0.30
  Net realized
  and unrealized
  gain (loss)            2.17      1.27      3.94      2.13      3.05     0.41

  Total from
  investment
  activities             2.36      1.66      4.34      2.55      3.49     0.71

Distributions
  Net investment
  income                (0.19)    (0.39)    (0.40)    (0.42)    (0.44)   (0.29)
  Net realized
  gain                  (0.07)    (0.61)    (0.61)    (0.08)    (0.26)    --

  Total
  distributions         (0.26)    (1.00)    (1.01)    (0.50)    (0.70)   (0.29)

NET ASSET VALUE
End of period        $  21.35  $  19.25  $  18.59  $  15.26  $  13.21  $ 10.42
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total
  return(diamond)       12.36%     9.07%    28.85%    19.56%    34.76%    7.15%

Ratio of
total expenses
to average
net assets               0.85%!    0.85%     0.85%     0.85%     0.85%    0.85%!

Ratio of net
investment income
to average
net assets               1.93%!    2.15%     2.56%     2.94%     3.61%    3.88%!

Portfolio
turnover rate            32.7%!    18.2%     20.5%     17.4%     10.1%    21.3%!

Net assets,
end of period
(in thousands)       $ 615,509  $526,952  $344,724  $103,751  $ 14,658  $ 2,191

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Equity Income Portfolio
June 30, 1999 (Unaudited)

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  95.2%

FINANCIAL  15.5%

Bank and Trust  8.2%

Bank of America                                          52,100   $    3,820

Bank One                                                 90,127        5,368

BankBoston                                               66,800        3,415

Chase Manhattan                                          52,608        4,557

Fleet Financial Group                                   107,000        4,748

J. P. Morgan                                             48,900        6,871

KeyCorp                                                  42,300        1,359

Mellon Bank                                             308,600       11,225

Mercantile Bankshares                                    71,150        2,515

National City                                            43,900        2,875

Wells Fargo                                              97,060        4,149

                                                                      50,902


Insurance  5.0%

American General                                         80,900        6,098

Chubb                                                    51,200        3,558

Lincoln National                                         67,400        3,526

SAFECO                                                  116,800        5,154

St. Paul Companies                                      169,576        5,395

Transamerica                                             58,100        4,357

XL Capital (Class A)                                     45,000        2,543

                                                                      30,631


Financial Services  2.3%

Citigroup                                               166,948        7,930

Fannie Mae                                               89,800        6,140

                                                                      14,070

Total Financial                                                       95,603


UTILITIES  14.3%

Telephone Services  9.2%

ALLTEL                                                  151,300       10,818

AT&T                                                     53,400        2,981

BCE ADR                                                  82,800        4,083

Bell Atlantic                                           106,800        6,982

BellSouth                                                46,000        2,156

GTE                                                     124,300        9,416

SBC Communications                                      232,468       13,483

Telebras ADR                                             35,900            2

Telebras ADR                                             35,900        3,238

U.S. West                                                59,250        3,481

                                                                      56,640


Electric Utilities  5.1%

Constellation Energy Group                               48,400   $    1,434

DQE                                                      78,912        3,166

Duke Energy                                              71,900        3,910

Entergy                                                  73,600        2,300

FirstEnergy                                             128,920        3,996

Niagara Mohawk                                           79,100        1,270

PacifiCorp                                              138,600        2,547

Reliant Energy                                           94,900        2,622

Southern                                                153,600        4,070

Teco Energy                                              74,500        1,695

Unicom                                                  105,100        4,053

                                                                      31,063

Total Utilities                                                       87,703


CONSUMER NONDURABLES  17.3%

Cosmetics  1.0%

International Flavors &
Fragrances                                              141,700        6,288

                                                                       6,288


Beverages  2.0%

Anheuser-Busch                                           89,400        6,342

Brown-Forman (Class B)                                   69,500        4,531

PepsiCo                                                  42,400        1,640

                                                                      12,513


Food Processing  5.3%

Campbell                                                 74,900        3,473

General Mills                                           107,000        8,600

Heinz                                                    86,700        4,346

Hershey Foods                                            60,600        3,598

Kellogg                                                  94,900        3,132

McCormick                                               126,100        3,980

Quaker Oats                                              75,300        4,998

                                                                      32,127



Hospital Supplies/Hospital Management  1.0%

Abbott Laboratories                                      87,000        3,958

Smith & Nephew (GBP)                                    745,100        2,255

                                                                       6,213


Pharmaceuticals  3.4%

American Home Products                                  162,700        9,355

Merck                                                    34,800        2,575

Pharmacia & Upjohn                                      153,892        8,743

                                                                      20,673


Miscellaneous Consumer Products  4.6%

Armstrong World                                          76,700   $    4,434

Fortune Brands                                           76,200        3,153

Philip Morris                                           161,900        6,506

PPG Industries                                           54,500        3,219

RJ Reynolds Tobacco *                                    39,066        1,231

RJR Nabisco                                             117,200        2,293

Stanley Works                                            79,800        2,568

UST                                                     173,800        5,084

                                                                      28,488

Total Consumer Nondurables                                           106,302


CONSUMER SERVICES  5.2%

General Merchandisers  1.0%

J.C. Penney                                              72,900        3,540

May Department Stores                                    63,600        2,600

                                                                       6,140


Specialty Merchandisers  0.8%

Toys "R" Us *                                           132,600        2,743

Tupperware                                               77,600        1,979

                                                                       4,722


Entertainment and Leisure  1.0%

Disney                                                   43,300        1,334

Hilton                                                  117,700        1,670

Reader's Digest (Class A)                                85,800        3,410

                                                                       6,414


Media and Communications  2.4%

Dow Jones                                                66,800        3,545

Dun & Bradstreet                                         90,200        3,196

Knight-Ridder                                            91,000        4,999

R.R. Donnelley                                           88,600        3,284

                                                                      15,024

Total Consumer Services                                               32,300


CONSUMER CYCLICALS  5.5%

Automobiles and Related  1.6%

Delphi Automotive Systems                                 3,814           71

Genuine Parts                                           130,650        4,573

GM                                                       33,500        2,211

TRW                                                      52,400        2,875

                                                                       9,730


Building and Real Estate  2.1%

Crescent Real Estate
Equities, REIT                                           86,700   $    2,059

Rouse                                                    61,000        1,548

Simon DeBartolo
  Group, REIT                                           151,036        3,832

Starwood Hotels &
  Resorts, REIT                                         178,605        5,459

                                                                      12,898


Miscellaneous Consumer Durables  1.8%

Eastman Kodak                                            94,200        6,382

Whirlpool                                                65,500        4,847

                                                                      11,229

Total Consumer Cyclicals                                              33,857


TECHNOLOGY  4.0%

Electronic Systems  1.7%

Hewlett-Packard                                          66,100        6,643

Honeywell                                                33,100        3,836

                                                                      10,479


Aerospace and Defense  2.0%

AlliedSignal                                             78,800        4,964

Boeing                                                   85,200        3,765

Lockheed Martin                                         103,300        3,848

                                                                      12,577


Information Processing  0.3%

COMPAQ Computer                                          65,200        1,544

                                                                       1,544

Total Technology                                                      24,600


CAPITAL EQUIPMENT  1.8%

Electrical Equipment  1.2%

GE                                                       39,100        4,418

Hubbell (Class B)                                        71,400        3,240

                                                                       7,658


Machinery  0.6%

Cooper Industries                                        66,567        3,462

                                                                       3,462

Total Capital Equipment                                               11,120


BUSINESS SERVICES AND TRANSPORTATION  5.0%

Transportation Services  0.1%

Alexander & Baldwin                                      38,950   $      864

                                                                         864


Miscellaneous Business Services  2.1%

Browning-Ferris                                         132,800        5,710

GATX                                                     46,400        1,766

H&R Block                                                78,800        3,940

Waste Management                                         23,772        1,278

                                                                      12,694


Railroads  2.8%

Burlington Northern
  Santa Fe                                               94,000        2,914

Norfolk Southern                                        217,000        6,537

Union Pacific                                           135,400        7,896

                                                                      17,347

Total Business Services and Transportation                            30,905


ENERGY  13.4%

Energy Services  1.3%

Baker Hughes                                            178,600        5,983

Witco                                                   119,300        2,386

                                                                       8,369


Integrated Petroleum - Domestic  3.2%

Amerada Hess                                             96,300        5,730

Atlantic Richfield                                      105,900        8,849

Phillips Petroleum                                       45,600        2,294

USX-Marathon                                             86,100        2,804

                                                                      19,677


Integrated Petroleum - International  8.1%

BP Amoco ADR                                             93,574       10,153

Chevron                                                  84,650        8,058

Exxon                                                   128,200        9,887

Mobil                                                    81,700        8,088

Royal Dutch Petroleum ADR                               105,800        6,374

Texaco                                                  113,800        7,113

                                                                      49,673


Exploration & Production  0.8%

Unocal                                                  118,400        4,692

                                                                       4,692

Total Energy                                                          82,411


PROCESS INDUSTRIES  11.1%

Diversified Chemicals  3.7%

Arch Chemicals                                           26,450   $      643

Dow Chemical                                             66,300        8,412

DuPont                                                   99,200        6,777

Hercules                                                144,800        5,692

Olin                                                     76,700        1,011

                                                                      22,535


Specialty Chemicals  3.6%

3M                                                       77,500        6,738

Great Lakes Chemical                                     92,900        4,279

Imperial Chemical ADR                                    58,800        2,337

Nalco Chemical                                           94,400        4,897

Pall                                                    184,100        4,085

                                                                      22,336


Paper and Paper Products  2.3%

Consolidated Papers                                     110,900        2,967

Fort James                                               95,300        3,609

Kimberly-Clark                                          131,400        7,490

                                                                      14,066


Forest Products  1.5%

International Paper                                     181,553        9,169

                                                                       9,169

Total Process Industries                                              68,106


BASIC MATERIALS  2.0%

Metals  1.6%

Inco                                                    139,300        2,507

Phelps Dodge                                             42,200        2,614

Reynolds Metals                                          79,400        4,685

                                                                       9,806


Mining  0.4%

Newmont Mining                                          123,249        2,449

                                                                       2,449

Total Basic Materials                                                 12,255

Miscellaneous Common Stocks 0.1%                                         876

Total Common Stocks (Cost $485,538)                                  586,038


U.S. Government Obligations/Agencies  0.5%

U.S. Treasury Bonds
    6.00%, 2/15/26                                   $  500,000          487

    6.25%, 8/15/23                                       20,000           20

U.S. Treasury Notes
    5.625%, 2/15/06                                  $  250,000   $      247

    5.75%, 8/15/03                                      400,000          400

    5.875%
    11/15/99 - 2/15/04                                  920,000          923

    6.50%, 5/31/01                                      700,000          712

    7.00%, 7/15/06                                      400,000          424

Total U.S. Government Obligations
(Cost $3,117)                                                          3,213


Short-Term Investments  3.9%

Money Market Funds  3.9%

Reserve Investment Fund
  5.05% #                                            23,679,211       23,679

Total Short-Term Investments
(Cost $23,679)                                                        23,679


Total Investments in Securities
99.6% of Net Assets (Cost $512,334)                               $  612,930

Other Assets Less Liabilities                                          2,579

NET ASSETS                                                        $  615,509
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       58

Accumulated net realized gain/loss -
net of distributions                                                  17,087

Net unrealized gain (loss)                                           100,596

Paid-in-capital applicable to 28,830,983
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares of the
Corporation authorized                                               497,768

NET ASSETS                                                        $  615,509
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.35
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Dividend                                                         $   6,937
  Interest                                                               744

  Total income                                                         7,681

Expenses
  Investment management and administrative                             2,348

Net investment income                                                  5,333

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          17,012

  Foreign currency transactions                                            6
  Net realized gain (loss)                                            17,018

Change in net unrealized gain or loss on securities                   44,247

Net realized and unrealized gain (loss)                               61,265

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  66,598
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/99             12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      5,333         $      9,569
  Net realized gain (loss)                          17,018               16,737
  Change in net unrealized gain or loss             44,247               10,524

  Increase (decrease) in net
  assets from operations                            66,598               36,830

Distributions to shareholders
  Net investment income                             (5,373)              (9,471)
  Net realized gain                                 (1,947)             (15,696)

  Decrease in net assets
  from distributions                                (7,320)             (25,167)

Capital share transactions*
  Shares sold                                       62,967              201,955
  Distributions reinvested                           7,319               25,167
  Shares redeemed                                  (41,007)             (56,557)

  Increase (decrease) in net
  assets from capital
  share transactions                                29,279              170,565

Net Assets

Increase (decrease) during period                   88,557              182,228
Beginning of period                                526,952              344,724

End of period                                 $    615,509         $    526,952
                                              ---------------------------------

*Share information
  Shares sold                                        3,156               10,502
  Distributions reinvested                             367                1,321
  Shares redeemed                                   (2,072)              (2,983)

  Increase (decrease) in
  shares outstanding                                 1,451                8,840

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 1999 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $111,841,000 and $86,829,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $512,334,000. Net unrealized gain aggregated $100,596,000 at period-end, of which $112,670,000 related to appreciated investments and $12,074,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $401,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $641,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence (registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP654 (6/99)
K15-057 6/30/99